Exhibit 99.2

MAY 2010
COMPANY
PRESENTATION

About Ampal:
 Ampal-American Israel Corporation (“Ampal” or the “Company”) and its subsidiaries acquire interests primarily in businesses located in the State of Israel or that are Israel-related. Ampal is seeking opportunistic situations in a variety of industries, with a focus on energy, chemicals, communication and related sectors. Ampal’s goal is to develop or acquire majority interests in businesses that are profitable and generate significant free cash flow that Ampal can control. For more information about Ampal please visit our web site at www.ampal.com.

Safe Harbor Statement on Forward-Looking Statements
Certain information in this presentation includes forward-looking statements (within the meaning of Section 27A of the Securities
Act of 1933 and Section 21E of the Securities Exchange Act of 1934) and information relating to Ampal that are based on the beliefs of management of Ampal as well as assumptions made by and information currently available to the management of Ampal. When used in this presentation, the words "anticipate," "believe," "estimate," "expect," "intend," "plan," and similar expressions as they relate to Ampal or Ampal's management, identify forward-looking statements. Such statements reflect the current views of Ampal with respect to future events or future financial performance of Ampal, the outcome of which is subject to certain risks and other factors which could cause actual results to differ materially from those anticipated by the forward-looking statements, including among others, the economic and political conditions in Israel, the Middle East, including the situation in Iraq, and the global business and economic conditions in the different sectors and markets where Ampal's portfolio companies operate. Should any of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results or outcome may vary from those described herein as anticipated, believed, estimated, expected, intended or planned. Subsequent written and oral forward-
looking statements attributable to Ampal or persons acting on its behalf are expressly qualified in their entirety by the cautionary statements in this paragraph. Please refer to the Ampal's annual, quarterly and periodic reports on file with the SEC for a more detailed discussion of these and other risks that could cause results to differ materially. Ampal assumes no obligation to update or revise any forward-looking statements.

Use of Non-GAAP Financial Measures
Ampal uses certain non-GAAP financial measures in this presentation. Ampal uses non-GAAP financial measures as supplemental measures of performance and believes these measures provide useful information to investors in evaluating our operations, period over period. However, non-GAAP financial measures have limitations as analytical tools, and should not be considered in isolation or as a substitute for Ampal’s financial results prepared in accordance with GAAP. In addition, investors should note that any non-
GAAP financial measures Ampal uses may not be the same non-GAAP financial measures, and may not be calculated in the same manner, as that of other companies. Reconciliations of our non-GAAP financial measures are included in this presentation.

1.6%
21.4%
52.7%
24.4%
Energy
Chemicals
communications
Other

Traded on NASDAQ and TASE

Public 38%
Control Group 62%

Company Profile| AMPAL
General Data
▪ Incorporated in New York
▪ Invests in companies with a stable cash flow
▪ Market Value (Million US$)** 156
▪ Equity (Million US$) 215
* The Company Financial Statements are prepared in accordance with US GAAP (and not IFRS)
** Based on closing price on NASDAQ on March 31,2010
Holding Structure
Proportion of Investments
(Holdings Book Value*)

Diversification of Segments | AMPAL
Chemicals
Energy
EMG
12.5%
(2006)
012 Smile
100%
(2010)
Gadot
Chemical
Tankers
100%
(2007)
Areas of
activities:
GWE
50%
(2008)
Ethanol project in
Colombia
(Loan convertible to
25%)
(2009)
Communications
* Percentage indicates Amapl’s ownership interest in applicable company
Holdings*:
(Year Ampal made
investment)

Major Milestones| AMPAL
1400
1200
1000
800
600
400
200
0
2001 2002 2003 2004 2005 2006 2007 2008 2009 Q1 2010
Total Assets (Million US$)
EMG
Purchase
012 Smile
Purchase
Gadot
Purchase
Registration
For trade on
TASE

Energy

Energy

State of Israel
Ministry of National Infrastructures
Natural Gas Transmission System
Approved Plans
On-Shore South
Off-Shore
Production Platform - Ashdod
Dor - Hagit
Connection to Hadera
On-Shore Center and North
Not Yet Approved Plans
Connection to Haifa
El Arish-Ashqelon pipeline
Existing Pipeline
Gas Production Platform
Power Plant (existing/planned)
Haifa
Hagit
Alon Tavor
Hadera
Tel Aviv
Gezer
Ashdod
Zafit
Ashqelon
El Arish
Ramat Hovav
Rotem
Sdom
Egypt
Jordan

Ampal

EMG |  East Mediterranean Gas
▪ EMG was established in Egypt in 2000
 and has constructed a gas Pipeline, as
 well as on shore facilities, from El-Arish
 (Egypt) to Ashkelon (Israel). The gas flow
 to Israel began in 2008.
▪ Annual Egyptian natural gas allocation for
 export of 7 BCM from Egypt to Israel and
 a total 140 BCM over a 20 years period of
 contracts.
▪ When the full 7 BCM will be streamed,
 the expected annual income for EMG
 shall exceed 1 Billion US$.
EMG Profile

EMG |  East Mediterranean Gas
▪ Demand for natural gas in
 Israel is constantly
 increasing
▪ One of only two
 companies supplying
 natural gas in Israel.
 Supplies approximately
 half of the natural gas in
 the Israeli market
▪ EMG is the only company
 which can provide
 additional quantities of
 gas to Israel in the years
 2010-2013
Natural Gas in Israel
▪ Access to gas reserves in excess of 2,500
 BCM from proven and diverse sources
▪ Skilled and professional management with
 decades of experience in Egypt and its gas
 industry
▪ The company holds 8 long term contracts
 for the sale of over 65 BCM valued at over
 10 Billion US$
 ▪ Israel Electric Corporation
  (20 years*)
 ▪ Dorad (18 years*)
 ▪ Makteshim, Haifa Chemicals,
  Mashav, Ashdod Energy, Solad
  and Ramat Negev
EMG
* Includes extensions of initial terms.
42 BCM
13.6 BCM
9 BCM

Energy

- The company currently develops projects in Greece and Poland, in different developmental stages, with a total capacity of over 250 MW (first project of 42 MW in Greece was granted a production license in Feb. 2010)

Ampal

Renewable Energy
▪ Production of Bio-Ethanol fuel from sugarcane
▪ The Project includes: 10,000 hectare of land
 (leased and purchased), irrigation, agriculture,
 erection of an Ethanol Extraction Plant, sale of Bio-
 Ethanol to the local market.
▪ Due to local regulations of Ethanol usage, the local
 market suffers a substantial shortage of Ethanol.
▪ Expected construction period - 3 years.
▪ Ampal holds a loan of approximately US$22 Million
 convertible to 25% of the Project, subject to
 financial closing.
▪ Ampal’s partnership with Clal Industries (50/50)
▪ Developing wind and photovoltaic projects
Global Wind Energy
Ethanol Project in Colombia

Chemicals

Chemicals

GADOT

- Operates in the fields of procurement, marketing and distribution, shipping with a fleet of tankers and ISO-Tanks, storage in Terminals, trailers and special storage areas for hazardous materials.
- Gadot is the representative, marketer and distributor in Israel to more than 100 international chemical companies including DuPont, Exxon, BASF, DOW, CHEVRON, SHELL and others.

Ampal

Gadot Chemicals Tankers & Terminals | Gadot
▪ The leading Israeli company for chemical
 supply and services to customers
 throughout the supply chain of chemicals
 from producer to end-user (mainly liquid
 chemicals).
Gadot Profile

Gadot Chemicals Tankers & Terminals | Gadot
▪ Years of experience in storage, handling, packaging, transporting and shipping hazardous materials.
▪ Provides services to the entire chemicals supply chain in Israel.
▪ Geographic Areas of Activity: Israel, Western Europe, South and
 Central America, USA.
▪ Clients, including major Israeli companies:
 Teva, Makhteshim, ICL, Palsan, HP and others.
Chemicals Field

Communications

Communications

40%
45%
48%
57%
50%
45%
3%
5%
7%
2007
2008
2009
VOB
ILD
ISP

012 Smile offers its clients a “Triple Package” which includes Internet services and a bundle of minutes for international long distance calls and for local calls

Ampal

Communications |  012 Smile Telecom
The Company maintains three
major Areas of Activity
012 Smile Profile
International Long Distance
(Traditional Voice)
Broadband Internet Service
Provider
Fixed-line telephony
(VOB - Voice Over Broadband)
Market Share
in Israel
Distibution of Income to
Areas of Activity
33%
5%
33%

35,000
92,000
152,000
172,000
2007
2008
2009
Q1 2010

▪ A strong brand name in the ISP and international long distance market in Israel
▪ Successful penetration to the fixed-line telephony market
 through voice over broadband (VOB) area
▪ Approximately 170,000 subscribers in three years

▪ Years of experience in the Israeli communications market and a quality management team
Communications |  012 Smile Telecom
Communications Field in Israel

Financials

Condensed Solo* (unconsolidated) Balance Sheet (Pro-Forma) - March 31, 2010
* Including Gadot, 012 Smile, Merhav Ampal Energy Holdings, LP and Country Club Kfar Saba on equity basis and not consolidated.
** Including a convertible loan of approximately US$22M to the project in Colombia.
Assets		Liabilities and Shareholders’ Equity
	US$ (in Thousands)		US$ (in Thousands)
Cash, deposits and other financial items**	71,561	Banks and Debentures	390,717
Investments	506,968	Accounts Payable	8,172
Fixed Assets	2,925	Noncontrolling interest	217
Other	32,447	Equity	214,795

Total	613,901	Total	613,901

Main Holdings - March 31, 2010
* Ampal’s Financial Statements reflect a 16.8% interest in the shares of EMG (approximately US$365M), which includes the 8.6% interest in EMG held by Ampal’s joint venture with certain Israeli institutional investors, of which a 4.3%
interest in EMG (approximately US$98.7) is attributable to the institutional investors.
Method of Book Value
Cost
Consolidated
Consolidated
Ampal’s
ownership %
12.5%
100%
100%
EMG*
Gadot
012 Smile
Other
Total
Book Value (US$
in Millions)
266.2
122.0
108.9
9.9
507.0

Results of Operations in Consolidated Companies*
* The investments in 012 Smile and Gadot by Ampal account for 46% of Ampal’s total holdings (according to their book value)
** See EBITDA break-down on Appendix A
*** 012 Smile’s results up to the date it was purchased (on January 31, 2010) are relating to its activities under its former owners, and from that date on - to its activities under Ampal, which account for approximately 68% of the incomes and approximately 70% of EBITDA.
EBITDA **
Gadot
012 Smile***
Q1 2009
6
16
22
2009
22
74
96
Q1 2010
4
19
23
Income
Gadot
012 Smile***
Q1 2009
95
69
164
2009
394
311
705
Q1 2010
114
77
191

Condensed Consolidated Balance Sheet - March 31, 2010
Current Assets (excluding cash, deposits and
other financial items)
Cash, deposits and other financial items*
Fixed Assets
Investments:
EMG (Institutional Investors)
Other Investments
Goodwill and Intangible Assets
229.4
94.1
1,261.5
197.2
266.0
98.7
7.5
368.7
US$ (in
Millions)
EMG (Ampal)
Current Liabilities (excluding banks and
debentures)
Gadot - Construction of Vessels
Capital Note - Institutional Investors in EMG
Other Liabilities (including Minority rights)
154.8
1,261.5
124.5
51.0
98.7
10.2
US$ (in
Millions)
Banks - Gadot
Banks - Ampal
Banks - 012 Smile
216.8
178.4
212.3
Debentures
Loans:
Equity
214.8
*Including a convertible loan of approximately US$22M to the project in Colombia
**all data on 012 Smile.Communications Ltd. prior to the acquisition of its business by 012 Smile is based on publications made by 012 Smile.Communications Ltd. on the Tel Aviv Stock Exchange and NASDAQ.

Thank you!

Appendix A - EBITDA Break-Down for 012 Smile
Revenues
Expenses
Profit
Marketing, sales, General, administrative and other expenses
Depreciation and amortization
EBITDA
Non-recurring expenses
Adjusted EBITDA
52
26
78
67
(36)
(19)
(55)
(46)
16
7
23
21
(11)
(5)
(16)
(12)
8
4
12
7
13
6
19
16
--
--
--
--
13
6
19
16
(1) includes 012 Smile results from the day it was purchased at February 1, 2010 .
(2) all data on 012 Smile.Communications Ltd. prior to the acquisition of its business by 012 Smile is based on publications made by 012 Smile.Communications Ltd. on the Tel Aviv Stock Exchange and NASDAQ.
Two Months From
February 1 To
March 31, 2010
(Unaudited) (1)
One Month Ended
January 31, 2010
(Unaudited)
Three Months
Ended
March 31, 2010
(Unaudited)
Three Months
Ended
March 31, 2009 (2)

Appendix A - EBITDA Break-Down for Gadot
Revenues
Expenses
Profit
Marketing, sales, General, administrative and other expenses
Depreciation and amortization
EBITDA
Non-recurring expenses
Adjusted EBITDA
114
95
394
(106)
(87)
(363)
8
8
31
(8)
(5)
(26)
4
3
17
4
6
22
--
--
--
4
6
22
One Month Ended January 31, 2010(Unaudited)	Three Months Ended March 31, 2009	Twelve moths Ended December 31, 2009

Adjusted EBITDA is defined as earnings before interest, income tax provision, depreciation and amortization, adjusted for non recurring expenses. Management believes adjusted EBITDA for 012 Smile and Gadot to be a meaningful indicator of their performance that provides useful information to investors regarding their financial condition and results of operations. Presentation of adjusted EBITDA is a non-GAAP financial measure commonly used by management to measure operating performance. While management considers adjusted EBITDA to be an important measure of comparative operating performance, it should be considered in addition to, but not as a substitute for, net income and other measures of financial performance reported in accordance with Generally
Accepted Accounting Principles. Adjusted EBITDA does not reflect cash available to fund cash requirements. Not all companies calculate adjusted EBITDA in the same manner, and the measure as presented may not be comparable to similarly-
titled measures presented by other companies.